UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

AMENDMENT No. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 26, 2007

Date of earliest event reported: December 1, 2006

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-13300	54-1719854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 720-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On December 1, 2006, Capital One Financial Corporation (“Capital One” or the “Company”) filed a Form 8-K reporting the closing of its merger with North Fork Bancorporation, Inc. (“North Fork”) on December 1, 2006. In that filing the

Company indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01. This amendment to the December 1, 2006 Form 8-K is being filed to provide such financial information, which is attached as Exhibits 99.1, 99.2 and 99.3 to this report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The required consolidated financial statements of North Fork as of and for the fiscal year ended December 31, 2005 and for the nine-month period ended September 30, 2006 are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information as of September 30, 2006 and for the nine and twelve months ended September 30, 2006 and December 31, 2005, respectively, are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(c)	Exhibits

Exhibit	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of North Fork Bancorporation, Inc. as of and for the year ended December 31, 2005.

99.2	Unaudited consolidated financial statements of North Fork Bancorporation, Inc. as of and for the nine months ended September 30, 2006.

99.3	Preliminary Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2006 and for the nine and twelve months ended September 30, 2006 and December 31, 2005, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: January 26, 2007	By:	/s/ Gary L. Perlin
Gary L. Perlin Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description

23.1	Consent of KPMG LLP.

99.1	Audited consolidated financial statements of North Fork Bancorporation, Inc. as of and for the year ended December 31, 2005.

99.2	Unaudited consolidated financial statements of North Fork Bancorporation, Inc. as of and for the nine months ended September 30, 2006.

99.3	Preliminary Unaudited Pro Forma Condensed Combined Financial Information as of September 30, 2006 and for the nine and twelve months ended September 30, 2006 and December 31, 2005, respectively.

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